Valued Advisers Trust

LS Opportunity Fund

NASDAQ Symbol: LSOFX

CUSIP: 92046L601

Supplement to the Prospectus and Statement of Additional Information

dated September 28, 2018

Supplement dated June 7, 2019

Effective June 14, 2019 shares of the LS Opportunity Fund (the “Fund”) will be designated Institutional Class shares. This share class designation will not affect the operation of the Fund. There will be no changes to the Fund’s investment objective, investment strategies, fees, or expenses, and the Fund’s NASDAQ symbol and CUSIP number, as referenced above, will not change. In addition, there are no changes to the Fund’s shareholder investment minimums.

All references to Fund shares in the Prospectus and Statement of Additional Information are hereby revised to include the Institutional Class designation.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated September 28, 2018, which provide information that you should know before investing in the Fund. These documents are available upon request and without charge by calling the Fund at (877) 336-6763.